                                                                    EXHIBIT 10.2

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR RS GROUP OF COMPANIES, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RS GROUP OF COMPANIES, INC. THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                         SERIES B-1 WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           RS GROUP OF COMPANIES, INC.

                             Expires April __, 2007

No.: W-B-1-04-__                                   Number of Shares: ___________
Date of Issuance: April 28, 2004

      FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, RS Group of Companies, Inc., a Florida corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _______________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________________________ (_____________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

      1. Term. The term of this Warrant shall commence on April __, 2004 and shall expire at 5:00 p.m., eastern time, on April __, 2007 (such period being the "Term").

      2. Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

      (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part commencing on the effective date of the registration statement providing for the resale of the Warrant Stock and the Common Stock issuable upon conversion of the Issuer's Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement and expiring on April __, 2007.

      (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised payable by certified or official bank check or by wire transfer to an account designated by the Issuer.

      (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

      (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of Section 2(e), this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued upon a transfer or exchange shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

      (e) Compliance with Securities Laws.

            (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof, as applicable, are being acquired for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

            (ii) Except as provided in Section 2(e)(iii), this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

            THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR RS GROUP OF COMPANIES, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RS GROUP OF COMPANIES, INC. THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and removal as the Issuer may reasonably request. Such proposed transfer and removal will not be effected until: (a) either
      (1) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (2) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act,
      (3) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (4) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (x) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (y) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from the Holder within five (5) business days. In the case of any proposed transfer under this Section 2(e), the Issuer will use reasonable best efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (A) to qualify to do business in any state where it is not then qualified, or (B) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this
      Section 2(e) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, provided the Issuer's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through DWAC (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

      3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

      (a) Stock Fully Paid. The Issuer represents and warrants to the Holder, and covenants and agrees for the benefit of the Holder that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens, charges or other encumbrances of any nature whatsoever created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

      (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

      (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms or provisions of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holder of this Warrant, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

      (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

      4. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

      (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

            (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4.

            (ii) Notwithstanding anything contained in this Warrant to the contrary, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection
      (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

            (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

      (c) Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to (but not affiliated with) the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

      (d) Issuance of Additional Shares of Common Stock.

            (i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

                  (A) the numerator of which shall be equal to the sum of (x)
            the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

                  (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

            (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

      (e) Issuance of Common Stock Equivalents. If at any time the Issuer shall issue or sell any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the aggregate price per share for which Common Stock is issuable upon such conversion or exchange plus the consideration received by the Issuer for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(e) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

      (f) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any issuance of Common Stock Equivalents, and (i) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

      (g) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(g)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

            (ii) When Adjustments to Be Made. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (iii) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

            (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

      (h) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

      (i) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

      5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big four" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

      6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

      7. Ownership Cap and Certain Exercise Restrictions. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect (i) during the sixty-one
(61) days immediately preceding the expiration of the term of this Warrant or
(ii) upon the Holder's receipt of a Call Notice (as defined in Section 8 hereof).

            (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Company with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect (i) during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant or (ii) upon the Holder's receipt of a Call Notice.

      8. Call. Notwithstanding anything herein to the contrary, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant if the Per Share Market Value of the Common Stock has been equal to or greater than $3.00 (as may be adjusted for any stock splits or combinations of the Common Stock) for a period of five (5) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") by providing the Holder of this Warrant written notice pursuant to Section 13 (the "Call Notice"); provided, that (a) a registration statement under the Securities Act providing for the resale of the Warrant Stock and the shares of Common Stock issuable upon conversion of the Issuer's Series B Preferred Stock issued pursuant to the Purchase Agreement has been declared effective by the Securities and Exchange Commission and has been effective, without lapse or suspension of any kind, for a period of 30 consecutive calendar days, (b) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board and (c) the Issuer is in material compliance with the terms and conditions of this Warrant and the other Transaction Documents (as defined in the Purchase Agreement); provided, further, that the Registration Statement is in effect from the date of delivery of the Call Notice until the date which is the later of (i) the date the Holder exercises the Warrant pursuant to the Call Notice and (ii) the 10th day after the Holder receives the Call Notice (the "Early Termination Date"). The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the "Called Warrant Shares") shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (A) $.01 per Called Warrant Share and (B) a new Warrant representing the number of shares of Warrant Stock, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate.

      9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

            "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued pursuant to a bona fide firm underwritten public offering of the Issuer's securities, (ii) securities issued pursuant to the conversion or exercise of convertible or excercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement, (iii) the Warrant Stock, (iv) securities issued in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or options to purchase Common Stock granted or issued pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist, and (vi) securities issued (other than for cash) in connection with a merger, acquisition or consolidation.

            "Articles of Incorporation" means the Articles of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

            "Board" shall mean the Board of Directors of the Issuer.

            "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

            "Common Stock" means the Common Stock, no par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

            "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

            "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

            "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

            "Holder" means the Person who holds this Warrant. The term "Holders" means one of the Persons who shall from time to time hold this Warrant.

            "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

            "Issuer" means Rent Shield Corp, Inc., a Florida corporation, and its successors and assigns.

            "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

            "Original Issue Date" means April __, 2004.

            "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

            "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

            "Outstanding Common Stock" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

            "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

            "Per Share Market Value" means on any particular date (a) the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
      (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board in good faith; provided, however, that the Majority Holders, after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

            "Purchase Agreement" means the Series B Convertible Preferred Stock Purchase Agreement dated as of April __, 2004, among the Issuer and the investors a party thereto.

            "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a

      Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

            "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

            "Term" has the meaning specified in Section 1 hereof.

            "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

            "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

            "Warrant Price" initially means U.S. $1.50, as such Warrant Price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

            "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

            "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

      10. Other Notices. In case at any time:

                        (A) the Issuer shall make any distributions to the holders of Common Stock; or

                        (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                        (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                        (D) there shall be any capital reorganization by the Issuer; or

                        (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                        (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the record date or effective date for the event specified in such notice.

      11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant.

      12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF ITS PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

      13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                          RS Group of Companies, Inc.
                          200 Yorkland Blvd., Suite 200
                          Toronto, Ontario, Canada M2J 5C1
                          Attention: President
                          Tel. No.: (416) 391-4223
                          Fax No.:  (416) 391-4860

Copies of notices to the Issuer shall be sent to Stark & Stark, P.O. Box 5315, Princeton, New Jersey 08543-5315, Attention: Lawrence Cohen, Esq., Tel. No.:
(609) 219-7421, Fax No.: (609) 895-7395. Copies of notices to the Holder shall be sent to Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, New York, New York 10174, Attention: Martin Eric Weisberg, Esq., Facsimile No.:
(212) 704-6288. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

      14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any breach or threatened breach by the Issuer in the performance of or compliance with any of the terms or provisions of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms or provisions may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms or provisions hereof or otherwise.

      16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holders of Warrant Stock.

      17. Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

      18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant and shall not influence the construction or interpretation of this Warrant.

      IN WITNESS WHEREOF, the Issuer has executed this Series B-1 Warrant as of the day and year first above written.

                                RS GROUP OF COMPANIES, INC.

                                By: /s/ Sandro Sordi
                                    --------------------------------------------
                                    Name: Sandro Sordi
                                    Title: General Counsel and Secretary

                                  EXERCISE FORM
                               SERIES B-1 WARRANT
                           RS GROUP OF COMPANIES, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of RS Group of Companies, Inc. covered by the within Warrant.

Dated: _________________       Signature  _____________________________

                               Address    ___________________________
                                          ___________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _______________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________       Signature  _____________________________

                               Address    ___________________________
                                          ___________________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________       Signature  ___________________________

                               Address    ___________________________
                                          ___________________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

__________________________

__________________________

(....continued)

                                                                  (continued...)

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR RS GROUP OF COMPANIES, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RS GROUP OF COMPANIES, INC. THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                         SERIES B-2 WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           RS GROUP OF COMPANIES, INC.

                             Expires April __, 2007

No.: W-B-2-04-__                                   Number of Shares: ___________
Date of Issuance: April 28, 2004

      FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, RS Group of Companies, Inc., a Florida corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _______________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________________________ (_____________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price

                                      AGE 2

then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 9 hereof.

      1. Term. The term of this Warrant shall commence on April __, 2004 and shall expire at 5:00 p.m., eastern time, on April __, 2007 (such period being the "Term").

      2. Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

      (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part commencing on the effective date of the registration statement providing for the resale of the Warrant Stock and the Common Stock issuable upon conversion of the Issuer's Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement and expiring on April __, 2007.

      (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable by certified or official bank check or by wire transfer to an account designated by the Issuer.

      (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

      (d) Transferability of Warrant. Subject to Section 2(e), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of Section 2(e), this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued upon a transfer or exchange shall be dated the Original Issue Date and shall be

                                     AGE 3

identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

      (e) Compliance with Securities Laws.

            (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof, as applicable, are being acquired for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

            (ii) Except as provided in Section 2(e)(iii), this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

            THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR RS GROUP OF COMPANIES, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RS GROUP OF COMPANIES, INC. THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and removal as the Issuer may reasonably request. Such proposed transfer and removal will not be effected until: (a) either
      (1) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (2) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act,
      (3) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (4) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (x) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (y) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from the Holder

                                     AGE 4

      within five (5) business days. In the case of any proposed transfer under this Section 2(e), the Issuer will use reasonable best efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (A) to qualify to do business in any state where it is not then qualified, or (B) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 2(e) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, provided the Issuer's transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through DWAC (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

      3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

      (a) Stock Fully Paid. The Issuer represents and warrants to the Holder, and covenants and agrees for the benefit of the Holder that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens, charges or other encumbrances of any nature whatsoever created by or through the Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

      (b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

      (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms or provisions of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment.

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                                      AGE 5

Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holder of this Warrant, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

      (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

      4. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

      (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

            (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4.

            (ii) Notwithstanding anything contained in this Warrant to the contrary, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any

                                     AGE 6

      Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

            (b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

      (c) Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                                     AGE 7

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to (but not affiliated with) the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

      (d) Issuance of Additional Shares of Common Stock.

            (i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

                  (A) the numerator of which shall be equal to the sum of (x)
            the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

                  (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

            (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights

                                      AGE 8

therefor) pursuant to Section 4(e).

      (e) Issuance of Common Stock Equivalents. If at any time the Issuer shall issue or sell any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the aggregate price per share for which Common Stock is issuable upon such conversion or exchange plus the consideration received by the Issuer for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(e) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

      (f) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any issuance of Common Stock Equivalents, and (i) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

      (g) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common

                                      AGE 9

Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

            (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(g)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

            (ii) When Adjustments to Be Made. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other

                                     AGE 10

adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (iii) Fractional Interests. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

            (iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

      (h) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

      (i) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

      5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big four" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as

                                     AGE 11

provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

      6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

      7. Ownership Cap and Certain Exercise Restrictions. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect (i) during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant or (ii) upon the Holder's receipt of a Call Notice (as defined in Section 8 hereof).

            (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Company with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect (i) during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant or (ii) upon the Holder's receipt of a Call Notice.

      8. Call. Notwithstanding anything herein to the contrary, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant if the Per Share Market Value of the Common Stock has been equal to or greater than $4.50 (as may be adjusted for any stock splits or combinations of the Common Stock) for a period of five (5) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a "Call Notice Period") by providing the Holder of this Warrant written notice pursuant to Section 13 (the "Call Notice"); provided, that (a) a registration statement under the Securities Act providing for the resale of the Warrant Stock and the shares of Common Stock issuable upon conversion of the Issuer's Series B Preferred Stock issued pursuant to the Purchase Agreement has been declared effective by the Securities and Exchange Commission and has been effective, without lapse or suspension of any kind, for a period of 30 consecutive calendar days, (b) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board and (c) the Issuer is in material compliance with the terms and conditions of this Warrant and the other Transaction Documents (as defined in the Purchase Agreement); provided, further, that the Registration Statement is in effect from the date of delivery of the Call Notice until the date which is the later of (i) the date the Holder exercises the Warrant pursuant to the Call Notice and

                                     AGE 12

(ii) the 10th day after the Holder receives the Call Notice (the "Early Termination Date"). The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the "Called Warrant Shares") shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (A) $.01 per Called Warrant Share and (B) a new Warrant representing the number of shares of Warrant Stock, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate.

      9. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

            "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued pursuant to a bona fide firm underwritten public offering of the Issuer's securities, (ii) securities issued pursuant to the conversion or exercise of convertible or excercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement, (iii) the Warrant Stock, (iv) securities issued in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or options to purchase Common Stock granted or issued pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist, and (vi) securities issued (other than for cash) in connection with a merger, acquisition or consolidation.

            "Articles of Incorporation" means the Articles of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

            "Board" shall mean the Board of Directors of the Issuer.

            "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

            "Common Stock" means the Common Stock, no par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

            "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

            "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                                     AGE 13

            "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

            "Holder" means the Person who holds this Warrant. The term "Holders" means one of the Persons who shall from time to time hold this Warrant.

            "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

            "Issuer" means Rent Shield Corp, Inc., a Florida corporation, and its successors and assigns.

            "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

            "Original Issue Date" means April __, 2004.

            "OTC Bulletin Board" means the over-the-counter electronic bulletin board.

            "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

            "Outstanding Common Stock" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

            "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

            "Per Share Market Value" means on any particular date (a) the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
      (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board in good faith; provided, however, that the Majority Holders, after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value

                                     AGE 14

      shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

            "Purchase Agreement" means the Series B Convertible Preferred Stock Purchase Agreement dated as of April __, 2004, among the Issuer and the investors a party thereto.

            "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

            "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

            "Term" has the meaning specified in Section 1 hereof.

            "Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

            "Warrants" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                                     AGE 15

            "Warrant Price" initially means U.S. $2.25, as such Warrant Price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

            "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

            "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

      10. Other Notices. In case at any time:

                        (A) the Issuer shall make any distributions to the holders of Common Stock; or

                        (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                        (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                        (D) there shall be any capital reorganization by the Issuer; or

                        (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                        (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the record date or effective date for the event specified in such notice.

                                     AGE 16

      11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 11 without the consent of the Holder of this Warrant.

      12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF ITS PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

      13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                        RS Group of Companies, Inc.
                        200 Yorkland Blvd., Suite 200
                        Toronto, Ontario, Canada M2J 5C1
                        Attention: President
                        Tel. No.: (416) 391-4223
                        Fax No.: (416) 391-4860

Copies of notices to the Issuer shall be sent to Stark & Stark, P.O. Box 5315, Princeton, New Jersey 08543-5315, Attention: Lawrence Cohen, Esq., Tel. No.:
(609) 219-7421, Fax No.: (609) 895-7395. Copies of notices to the Holder shall be sent to Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, New York, New York 10174, Attention: Martin Eric Weisberg, Esq., Facsimile No.:
(212) 704-6288. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

      14. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

                                     AGE 17

      15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any breach or threatened breach by the Issuer in the performance of or compliance with any of the terms or provisions of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms or provisions may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms or provisions hereof or otherwise.

      16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holders of Warrant Stock.

      17. Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

      18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant and shall not influence the construction or interpretation of this Warrant.

                                     AGE 18

      IN WITNESS WHEREOF, the Issuer has executed this Series B-2 Warrant as of the day and year first above written.

                                       RS GROUP OF COMPANIES, INC.

                                       By: /s/ Sandro Sordi
                                           ------------------------------
                                           Name: Sandro Sordi
                                           Title: General Counsel and Secretary

                                  EXERCISE FORM
                               SERIES B-2 WARRANT
                           RS GROUP OF COMPANIES, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of RS Group of Companies, Inc. covered by the within Warrant.

Dated: _________________            Signature  ___________________________

                                    Address    _____________________
                                               _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: ___________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________            Signature  ___________________________

                                    Address    _____________________
                                               _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________            Signature  ___________________________

                                   Address     _____________________
                                               _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                     - 20 -